UACSC 97-C
                   UNION ACCEPTANCE CORPORATION
                            (Servicer)
                       MONTH ENDING 4/30/98


PRINCIPAL BALANCE RECONCILIATION                                       D O L L A R S                                   NUMBERS
                                               CLASS A-1         CLASS A-2     CLASS A-3         TOTAL CLASS A's
                                             -------------    -------------    --------------     --------------       ------
Original Principal Balance                   27,495,000.00    87,325,000.00    103,570,162.24     218,390,162.24       15,568
Beginning Period Principal Balance                    0.00    74,644,915.56    103,570,162.24     178,215,077.80       13,618
Principal Collections - Scheduled Payments            0.00     2,260,414.03              0.00       2,260,414.03
Principal Collections - Payoffs                       0.00     2,498,699.03              0.00       2,498,699.03          222
Principal Withdrawal from Payahead                    0.00         6,622.44              0.00           6,622.44
Gross Principal Charge Offs                           0.00       229,708.78              0.00         229,708.78           20
Repurchases                                           0.00        25,893.61              0.00          25,893.61            3
                                             -------------    -------------    --------------     --------------       ------
Ending Balance                                        0.00    69,623,577.67    103,570,162.24     173,193,739.91       13,373
                                             =============    =============    ==============     ==============       ======

Certificate Factor                               0.0000000        0.7972926         1.0000000          0.7930474
Pass Through Rate                                  6.2104%           6.290%            6.490%            6.3748%


CASH FLOW RECONCILIATION

Principal Wired                                    4,778,191.68
Interest Wired                                     1,811,131.66
Withdrawal from Payahead Account                      10,670.81
Repurchases (Principal and Interest)                  26,387.66
Charge Off Recoveries                                161,027.22
Interest Advances                                     34,971.49
Certificate Account Interest Earned                   19,301.72
Spread Account Withdrawal                                  0.00
Class A Surety Bond Draw for
     Class I Interest                                      0.00
Class A Surety Bond Draw for
     Class A Principal or Interest                         0.00
                                                 --------------

Total Cash Flow                                    6,841,682.24
                                                 ==============

TRUSTEE DISTRIBUTION  (5/08/98)

Total Cash Flow                                    6,841,682.24
Unrecovered Advances on Defaulted Receivables          7,435.65
Servicing Fee (Due and Unpaid)                             0.00
Interest to Class A-1 Certificateholders                   0.00
Interest to Class A-2 Certificateholders             391,263.77
Interest to Class A-3 Certificateholders             560,141.96
Interest to Class I Certificateholders               179,681.54
Principal to Class A-1 Certificateholders                  0.00
Principal to Class A-2 Certificateholders          5,021,337.89
Principal to Class A-3 Certificateholders                  0.00
Surety Bond Premium                                   21,649.22
Interest Advance Recoveries from Payments             25,498.90
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                  0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal                                 0.00
or  Interest
Deposit to Payahead                                   22,172.56
Certificate Account Interest to Servicer              19,301.72
Payahead Account Interest to Servicer                    797.79
Excess                                               592,401.24
                                                 --------------

Net Cash                                                   0.00
                                                 ==============

Servicing Fee Retained
     from Interest Collections                       148,512.56

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                           0.00
Beginning Balance                                  2,729,877.03
Trustee Distribution of Excess                       592,401.24
Interest Earned                                       11,667.17
Spread Account Draws                                       0.00
Reimbursement for Prior Spread Account Draws               0.00
Distribution of Funds to Servicer                   (604,068.41)
Ending Balance                                     2,729,877.03
                                                 --------------

Required Balance                                   2,729,877.03
                                                 ==============

FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                  10,919,508.11
Beginning Balance                                  6,180,876.86
Reduction Due to Spread Account                            0.00
Reduction Due to Principal Reduction                (251,066.89)
                                                 --------------
Ending Balance                                     5,929,809.97
                                                 ==============

First Loss Protection Required Amount              5,929,809.97
First Loss Protection Fee %                                2.00%
First Loss Protection Fee                              9,883.02



SURETY BOND RECONCILIATION


Original Balance                                 218,390,162.24
Beginning Balance                                176,808,105.83
Draws                                                      0.00
Reimbursement of Prior Draws                               0.00
                                                 --------------
Ending Balance                                   176,808,105.83
                                                 ==============

Adjusted Ending Balance Based
     Upon Required Balance                       171,743,462.72
                                                 ==============
Required Balance                                 171,743,462.72


PAYAHEAD RECONCILIATION


Beginning Balance                                    193,250.24
Deposit                                               22,172.56
Payahead Interest                                        797.79
Withdrawal                                            10,670.81
                                                 --------------
Ending Balance                                       205,549.78
                                                 ==============

CURRENT DELINQUENCY
                                            GROSS
  # PAYMENTS DELINQUENT        NUMBER      BALANCE       PRINCIPAL    INTEREST
  ---------------------        ------      -------       ---------    --------
1 Payment                       119      1,579,845.78    19,569.47    17,459.41
2 Payments                       82      1,238,560.17    26,475.87    27,965.45
3 Payments                       26        382,395.29    12,155.14    13,666.88
                                ---      ------------    ---------    ---------
Total                           227      3,200,801.24    58,200.48    59,091.74
                                ===      ============    =========    =========

Percent Delinquent            1.697%            1.848%




DELINQUENCY RATE (60+)
                                                         RECEIVABLE
                                       END OF PERIOD     DELINQUENCY
  PERIOD                 BALANCE       POOL BALANCE         RATE
-------------         ------------     --------------    -----------
Current               1,620,955.46     173,193,739.91       0.94%
1st Previous          1,334,140.18     178,215,077.80       0.75%
2nd Previous          1,338,346.78     184,093,615.75       0.73%


NET LOSS RATE
                                                                                    DEFAULTED
                                                   LIQUIDATION      AVERAGE         NET LOSS
   PERIOD                               BALANCE     PROCEEDS      POOL BALANCE    (ANNUALIZED)
   ------                               -------     --------      ------------    ------------
Current                               229,708.78   161,027.22    175,704,408.86       0.47%
1st Previous                          335,218.43   137,085.42    181,154,346.78       1.31%
2nd Previous                          445,896.94   236,671.35    186,580,251.62       1.35%

Gross Cumulative Charge Offs        1,766,253.19
Number of Repossessions                       17
Number of Inventoried Autos EOM               20


EXCESS YIELD TRIGGER
                                                                    EXCESS YIELD
                                    EXCESS          END OF PERIOD    PERCENTAGE
  PERIOD                            YIELD           POOL BALANCE    (ANNUALIZED)
  ------                            -----           ------------    ------------
Current                           648,306.14       173,193,739.91       4.49%
1st Previous                      595,110.73       178,215,077.80       4.01%
2nd Previous                      451,422.87       184,093,615.75       2.94%
3rd Previous                      466,689.01       189,066,887.49       2.96%
4th Previous                      692,491.32       194,224,739.57       4.28%
5th Previous                      752,439.79       199,284,317.31       4.53%

                                     CURRENT
                                      LEVEL            TRIGGER         STATUS
                                      -----            -------         ------
Six Month Average Excess Yield         3.87%            1.50%            OK

Trigger Hit in Current
     or any Previous Month                                               NO




DATE: 5/5/98                                     /s/ Nancy Meltabarger
                                                 ---------------------------
                                                      NANCY MELTABARGER
                                                  ASSISTANT VICE PRESIDENT